UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2025

ScanTech AI Systems Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42463	93-3502562
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1735 Enterprise Drive Buford, Georgia	30518
(Address of principal executive offices)	(Zip Code)

+1 (470) 655-0886

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	STAI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

St. James Unsecured Promissory Note and Subscription Agreement

On April 25, 2025, ScanTech AI Systems Inc. (the “Company”) and St. James Bank and Trust Company Ltd. (“St. James”) entered into an unsecured promissory note (the “Promissory Note”) pursuant to which St. James agreed to loan the Company $2,850,000 at an annual interest rate of 12.0% with a maturity date of October 25, 2025 (the “Maturity Date”). Pursuant to the Promissory Note, the Company is granted, at its sole option, up to two extensions of 180-days each, beyond the Maturity Date. Assuming the Company opts to utilize an extension, the Company will pay St. James at each such extension the remaining balance of the Promissory Note, minus any shares St. James has sold to date to pay off the outstanding balance of the Promissory Note, either (i) in shares of common stock, par value $0.0001 per share, of the Company (the “Common Stock”) at a value of $9.87 per share in an amount equal to 125% of the then total outstanding balance of the Promissory Note at the time of an extension, (ii) in cash, or (iii) a combination of shares and cash. In the event the Company elects both extensions and the Company further chooses not to repay any remaining balance due pursuant to the Promissory Note and the shares issued to St. James and sold by St. James do not satisfy the Company’s money owed under the Promissory Note, the Company and St. James will enter a new unsecured promissory note for a period of 180 days. As contemplated by the Promissory Note, on April 25, 2025, the Company and St. James also entered into a Subscription Agreement (the “Subscription Agreement”) to represent any issuances of Common Stock to St. James at either extension.

The foregoing summary of the Promissory Note and the Subscription Agreement are qualified in their entirety by reference to the full text of the Promissory Note and Subscription Agreement that are attached hereto as Exhibits 10.1 and 10.2, respectively, and hereby incorporated by reference herein.

St. James Settlement Agreement

Previously, on September 5, 2023, ScanTech Identification Beam Systems, LLC entered into a Business Combination Agreement (the “BCA”) with Mars Acquisition Corp., a Cayman Island exempted company (“Mars”), the Company and other parties thereto, of which further closed on January 2, 2025. Prior to the execution of the BCA, St. James had an outstanding loan to the Company (the “Original Loan”). On April 25, 2025, the Company and St. James entered into a Settlement Agreement to (i) terminate the Original Loan, (ii) release all claims held by both the Company and St. James, (iii) and enter into the Promissory Note. As parties to the Original Loan, NACS LLC and John Redmond also agreed to release all claims arising from the termination of the Original Loan.

The foregoing is a summary of the Settlement Agreement and is qualified in its entirety by reference to the full text of the Settlement Agreement that is attached hereto as Exhibit 10.3 and hereby incorporated by reference herein.

Aegus Bridge Loan Amendment

Previously, on May 7, 2024, Aegus corporation (“Aegus”) and the Company entered into a bridge financing note for a principal amount of $260,000, including all interest accrued, in the form of a Promissory Note (the “Bridge Note”). On April 28, 2025, the Company and Aegus entered into an amendment (the “Amendment to the Bridge Note”) to the Bridge Note of which both (i) terminated the Bridge Note and released all collateral subject to the Bridge Note; and (ii) issued 360,000 shares of Common Stock to Aegus consisting of (a) 260,000 shares of Common Stock to be registered on an amendment to the Company’s Registration Statement on Form S-1 (File No. 333-284806) filed on February 10, 2025; and (b) 100,000 shares of Common Stock to be issued upon approval by the board of directors of the Company of an appropriate reduction in the Company’s debt to be completed on a best efforts basis by the Company no later than June 30, 2025.

The foregoing is a summary of the Amendment to the Bridge Note and is qualified in its entirety by reference to the full text of the Bridge Note that is attached hereto as Exhibit 10.4 and hereby incorporated by reference herein.

Item 1.02 Termination of a Material Definitive Agreement.

The information set forth under Item 1.01 above is incorporated by reference into this Item 1.02.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

To the extent required by this Item 2.03, the information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 above is incorporated by reference into this Item 3.02.

The Company expects to issue the shares underlying the Subscription Agreement and Bridge Note in reliance on the exemption from the registration requirements of the Securities Act, provided by Section 4(a)(2) under the Securities Act as a transaction not involving a public offering. The shares of Common Stock underlying the Subscription Agreement and the Bridge Note have not been registered under the Securities Act, and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Unsecured Promissory Note, dated April 25, 2025, entered into by and between the Company and St. James.
10.2	Subscription Agreement, dated April 25, 2025, entered into by and between the Company and St. James.
10.3	Settlement Agreement, dated April 25, 2025, entered into by and between the Company, St. James, NACS LLC, and John Redmond.
10.4	Amendment to May 2024 Bridge Loan, dated April 28, 2025, entered into by and between the Company and Aegus.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 1, 2025	ScanTech AI Systems Inc.

	By:	/s/ Dolan Falconer
	Name:	Dolan Falconer
	Title:	Chief Executive Officer